Q2 2011 Earnings Presentation August 11, 2011 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Safe Harbor

Statements in this presentation, other than statements of historical fact, constitute
“forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary restraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our costs and perform effectively; risks related to our spin-off from Northrop Grumman (including our increased costs and debt); our ability to realize the expected benefits from the consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; and other risk factors discussed in our filings with the Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligations to update any forward-looking statements. Our registration statement on Form 10 and other filings with the Securities and Exchange Commission contain more information on the types of risks and other factors that could adversely affect these statements.

Highlights from the Quarter

Total operating margin improved to 5.8% from 5.4% last year (after adjusting for the
Avondale charge)* and up sequentially from 5.0%
Newport News operating margin 9.1%, consistent with last year and up sequentially from 7.1%
Ingalls operating margin improved to 2.7%, up year-over-year from 2.3% (after adjusting for the Avondale charge)* and sequentially from 2.2%
Operating cash flow was $186 million for the quarter
Strong liquidity of $910 billion, including cash of $381 million and $529 million under revolver
Announced contract for DDG-113, first ship in the DDG-51 restart
Delivered SSN-781 California on Aug 7
th
, over eight months ahead of schedule
Completed highly successful Builder’s Trials on NSC-3 Stratton
* See Appendix for reconciliation to the operating margin determined under GAAP

Consolidated Sales

(in million)
$2,000
$1,600
$1,200
$800
$400
$0
$1,563
$1,725
$1,610
Q2 2011
Q2 2010

Operating Income

(in million)
$110
$90
$70
$50
$30
$10
$(10)
$(30)
$91
$93
$(20)
Q2 2011
Q2 2010

Operating Margin

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
5.8%
5.4%
-1.2%
Q2 2011
Q2 2010

Diluted EPS

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$(0.20)
$(0.40)
$0.80
$(0.23)
Q2 2011
Q2 2010

Second Quarter 2011 Consolidated Results

Impact of
Avondale
charge*
Impact of
Avondale charge
($113M)*
Impact of
Avondale charge
($115M)*
* See Appendix for reconciliation to the operating margin determined under GAAP

Segment Sales

(in millions)
$1,000
$800
$600
$400
$200
$0
$708
$829
$714
Q2 2011
Q2 2010

Segment Operating Income

(in million)
$40
$20
$0
$(20)
$(40)
$(60)
$(80)
$(100)
$19
$19
Q2 2011
Q2 2010
$(94)

Segment Operating Margin

4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-14.0%
2.7%
2.3%
Q2 2011
Q2 2010
-13.2%

Ingalls Shipbuilding

Ingalls sales down due to lower volumes
on DDG-51 program, partially offset by
higher volume on LHA program
Segment operating income increase due
to $113 million charge last year related
to Avondale.
Segment operating margin increased
even after adjusting for charge last year
Impact of
Avondale charge
($115M)*
Impact of
Avondale
charge*
Impact of
Avondale charge
($113M)*
* See Appendix for reconciliation to the operating margin determined under GAAP

Segment Sales
$1,200
$1,000
$800
$600
$400
$200
$0
(in million)
$872
$913
Q2 2011
Q2 2010

Segment Operating Income
$100
$80
$60
$40
$20
$0
(in million)
$79
$84
Q2 2011
Q2 2010

Segment Operating Margin
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.1%
9.2%
Q2 2011
Q2 2010

Newport News Shipbuilding

Newport News sales down YoY due to
lower volumes on Ford
& Roosevelt
RCOH, partially offset by Lincoln RCOH
planning effort
Segment operating income down due to
volume
Operating margin consistent with last year

Capital Structure & Liquidity

Cash on hand was $381 million, plus $529 million available under revolving credit facility, for $910 million total liquidity
Total debt was $1.87 billion at quarter-end
Interest expense was $30 million, up sequentially due to new capital structure
2011 capital expenditures expected to be slightly over 3% of sales
As of
($ in millions) June 30, 2011
Cash 381 $
Revolving credit facility* - $
Term loan due March 2016 568
Senior Notes due March 2018 600
Senior Notes due March 2021 600
Other debt 105
Total debt 1,873 $
* $650 million facility, $529 million available after standby letters of credit of $121 million

Appendix

Reconciliations

We make reference to “segment operating income,” “adjusted segment operating income,” “adjusted operating income” and “adjusted sales and service revenues.”
Segment operating income is defined as operating income before net pension and post-retirement benefits adjustment and deferred state income taxes. Adjusted segment operating income is defined as segment operating income as adjusted for the impact of the Avondale wind down. Adjusted operating income is defined as operating income adjusted for the impact of the Avondale wind down. Adjusted sales and service revenues is defined as sales and service revenues adjusted for the impact of the Avondale wind down.
Segment operating income is one of the key metrics we use to evaluate operating performance because it excludes items which do not affect segment performance. We believe adjusted segment operating income, adjust operating income and adjusted sales and service revenues are useful because they exclude certain non-recurring items that we do not consider indicative of our core operating performance.
Therefore, we believe it is appropriate to disclose these measures to help investors analyze our operating performance. However, these measures are not measures of financial performance under GAAP and may not be defined or calculated by other companies in the same manner.

Reconciliation of Non-GAAP Measure –
Segment Operating Income

Three Months Ended
June 30
$ in millions 2011 2010
Sales and Service Revenues
Ingalls 708 $     714 $
Newport News 872        913 $
Intersegment eliminations (17)         (17)
Total sales and service revenues 1,563 $  1,610 $
Operating Income (Loss)
Ingalls 19 $       (94) $
Newport News 79           84
Total Segment Operating Income (Loss) 98           (10)
As a percentage of sales 6.3% -0.6%
Non-segment factors affecting operating income
Net pension and post-retirement benefits adjustment (4)            (14)
Deferred state income taxes (3)            4
Total operating income (loss) 91 $       (20) $

Reconciliation of Non-GAAP Measure –
Adjusted Operating Margin

Three Months Ended
June 30
$ in millions 2011 2010
Adjusted Sales and Service Revenues
Ingalls 708 $     714 $
Adjustment for Avondale wind down -         115
Adjusted Ingalls 708        829
Newport News 872        913 $
Intersegment eliminations (17)         (17)
Total adjusted sales and service revenues 1,563 $  1,725 $
Adjusted Operating Income (Loss)
Ingalls 19 $       (94) $
Adjustment for Avondale wind down -         113
Adjusted Ingalls 19           19
As a % of sales 2.7% 2.3%
Newport News 79           84
Total Adjusted Segment Operating Income (Loss) 98           103
As a % of sales 6.3% 6.0%
Non-segment factors affecting adjusted operating income
Net pension and post-retirement benefits adjustment (4)            (14)
Deferred state income taxes (3)            4
Total adjusted operating income (loss) 91 $       93 $
As a % of sales 5.8% 5.4%